SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 7, 2006

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THE CONNECTICUT LIGHT AND POWER COMPANY

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(Exact name of registrant as specified in its charter)

CONNECTICUT	0-00404	06-0303850
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(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer incorporation or Identification No.)

107 SELDEN STREET

 BERLIN,       CONNECTICUT          06037-1616

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(Address of principal executive offices)  (Zip Code)

(860) 665-5500

(Registrant's telephone number, including area code)

Not Applicable

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Section 8   -

Other Events

Item 8.01

Other Events

On June 7, 2006,  The Connecticut Light and Power Company (“CL&P”) issued $250,000,000 aggregate principal amount of its 6.35% First and Refunding Mortgage Bonds, 2006 Series A, Due 2036 ( the “Bonds”), pursuant to an Underwriting Agreement dated June 1, 2006 between CL&P and Barclays Capital Inc. and BNY Capital Markets, Inc., as representatives of the several underwriters named therein.  The Bonds were issued under a Supplemental Indenture, dated as of  June 1, 2006, between CL&P and Deutsche Bank Trust Company Americas, supplementing the Indenture of Mortgage and Deed of Trust between CL&P and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as trustee (the “Trustee”), dated as of May 1, 1921, as amended and supplemented (the “Indenture”).

Section 9    -

Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

(a)

Not Applicable

(b)

Not Applicable

(c)

Exhibits

Exhibits

Description

            Exhibit 99.1

Underwriting Agreement dated June 1, 2006 between CL&P and the Underwriters named therein.

            Exhibit 99.2

Supplemental Indenture establishing the terms of the Bonds, dated as of June 1, 2006, between CL&P and Deutsche Bank Trust Company Americas, as Trustee (the “Supplemental Indenture”).

Exhibit 99.3

Form of Series A Bond (included as Schedule A to the Supplemental Indenture).

Exhibit 99.4

Opinion of Jeffrey C. Miller relating to the issuance and sale of Bonds (including consent).

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CONNECTICUT LIGHT AND POWER COMPANY

                         (Registrant)

By:  /s/ Patricia C. Cosgel

                               Name:  Patricia C. Cosgel

       Title:  Assistant Treasurer - Finance

Date:  June 7, 2006